                                                                 EXHIBIT 10.14.4


                       THIRD AMENDMENT TO CREDIT AGREEMENT

         THIS DOCUMENT is entered into as of April 24, 2002, between PIER 1 IMPORTS, INC., a Delaware corporation ("BORROWER"), those Lenders (defined below) who have signed a signature page to this document, BANK OF AMERICA, N.A. (as Administrative Agent for Lenders), and BANK ONE, N.A., (assignee of Bank One, Texas, N.A.) and WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, as Co-Agents for Lenders.

         Borrower, Lenders, Administrative Agent, and Co-Agents are party to the Credit Agreement (as it may have been renewed, extended, and amended through the date of this document, the "CREDIT AGREEMENT") dated as of November 12, 1998. Borrower and certain Lenders have agreed, upon the following terms and conditions, to amend the Credit Agreement as provided in PARAGRAPH 2 below. Accordingly, for adequate and sufficient consideration, Borrower, Required Lenders, and Administrative Agent agree as follows:

         1. TERMS AND REFERENCES. Unless otherwise stated in this document (A) terms defined in the Credit Agreement have the same meanings when used in this document and (B) references to "SECTIONS," "SCHEDULES," and "EXHIBITS" are to the Credit Agreement's sections, schedules, and exhibits.

         2. AMENDMENT.

         (i) The table included in the definition of "Applicable Percentage" is entirely amended to read as follows:



                          BASED UPON THE BETTER OF                  APPLICABLE PERCENTAGE
                    --------------------------------------     --------------------------------

                                            HIGHER OF DEBT                          COMMITMENT
    CATEGORY                                  RATINGS BY       EURODOLLAR-RATE      FEES UNDER
       Y            LEVERAGE RATIO           S&P/MOODY'S         BORROWINGS         SECTION 4.3
    --------        --------------          --------------     ---------------      -----------
     1                   N/A               BBB/BAA2 OR HIGHER        0.900%            0.15%


     2           LESS THAN 1.5 TO 1.0           BBB-/BAA3            1.000%            0.17%


               GREATER THAN OR EQUAL TO
               1.5 TO 1.0 BUT LESS THAN
     3                2.0 TO 1.0                 BB+/BA1             1.125%            0.20%

               GREATER THAN OR EQUAL TO
               2.0 TO 1.0 BUT LESS THAN
     4                2.5 TO 1.0                 BB/BA2              1.250%            0.25%

               GREATER THAN OR EQUAL TO
               2.5 TO 1.0 BUT LESS THAN
     5                3.0 TO 1.0                 BB-/BA3             1.500%            0.30%

               GREATER THAN OR EQUAL TO
     6                3.0 TO 1.0                   NA                1.750%            0.35%

         (ii) The definitions of "Permitted Distributions", "Permitted Investment" and "Restricted Payment" in SECTION 1.1 are entirely amended as follows:

         "PERMITTED DISTRIBUTIONS" MEANS DISTRIBUTIONS THAT ARE DECLARED, MADE, OR PAID (a) IN THE FORM OF ADDITIONAL EQUITY THAT IS NOT MANDATORILY REDEEMABLE,
(b) TO BORROWER BY ANY OF ITS SUBSIDIARIES, (c) TO ANY

GUARANTOR BY ANY OF ITS SUBSIDIARIES, (d) TO ANY UNRESTRICTED COMPANY BY ANY OTHER UNRESTRICTED COMPANY, (e) IN THE FORM OF BORROWER'S REDEMPTION OF ITS OWN STOCK FOR VESTED BUT UNEXERCISED EMPLOYEE STOCK OPTIONS AND EMPLOYEE STOCK OPTIONS VESTING WITHIN ONE YEAR AND THE REQUIREMENTS OF THE PIER 1 IMPORTS EMPLOYEE STOCK PURCHASE PLAN AND THE PIER 1 IMPORTS DIRECT STOCK PURCHASE AND DIVIDEND REINVESTMENT PLAN, OR (f) OTHERWISE BY BORROWER IN CASH IF (i) THE TOTAL OF SUCH DISTRIBUTIONS DOES NOT EXCEED $20,000,000 ACTUALLY PAID DURING ANY FISCAL YEAR OF BORROWER, (ii) SUCH DISTRIBUTIONS ARE PAID WITHIN 90 DAYS AFTER BEING DECLARED, AND (iii) SUCH DISTRIBUTIONS ARE NOT DECLARED WHILE A DEFAULT CONDITION EXISTED.

         "PERMITTED INVESTMENT" MEANS THE FOLLOWING:

                  (a) GOVERNMENT SECURITIES.

                  (b) COLLECTIVE INVESTMENT FUNDS CREATED PURSUANT TO REGULATION 9 OF THE OFFICE OF THE COMPTROLLER OF THE CURRENCY OF THE UNITED STATES, RATED AAA BY S&P OR Aaa BY MOODY'S AND IN COMPLIANCE WITH SECURITIES AND EXCHANGE COMMISSION RULE 2(a)7, THAT ARE INVESTED SOLELY IN ONE OR MORE SECURITIES OF THE UNITED STATES GOVERNMENT, SECURITIES ISSUED BY ONE OR MORE AGENCIES OF THE UNITED STATES GOVERNMENT, REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS, AND INDIVIDUAL CORPORATE SECURITIES RATED AAA BY S&P OR Aaa BY MOODY'S.

                  (c) CERTIFICATES OF DEPOSIT, EURODOLLAR CERTIFICATES OF DEPOSIT, DEMAND AND TIME DEPOSITS, AND PRIME BANKERS ACCEPTANCES ISSUED BY ANY FINANCIAL INSTITUTION ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES OF AMERICA OR ANY OF ITS STATES AND HAVING ON THE DATE OF THE INVESTMENT AN S&P RATING OF AT LEAST A- OR A-1 OR A MOODY'S RATING OF AT LEAST A-3 OR P-1, IN EACH CASE DUE WITHIN ONE YEAR AFTER THE DATE OF THE MAKING OF THE INVESTMENT.

                  (d) FULLY COLLATERALIZED REPURCHASE AGREEMENTS, WITH A FINANCIAL INSTITUTION DESCRIBED IN CLAUSE (c) ABOVE, HAVING A DEFINED TERMINATION DATE, FULLY SECURED BY OBLIGATIONS OF THE UNITED STATES GOVERNMENT, OR ITS AGENCIES, AND DUE WITHIN ONE YEAR AFTER THE DATE OF THE MAKING OF THE INVESTMENT.

                  (e) TAX-EXEMPT MUTUAL FUNDS THAT INVEST IN MUNICIPAL SECURITIES RATED A1 OR HIGHER OR AA OR HIGHER BY S&P OR P1 OR HIGHER OR AA OR HIGHER BY MOODY'S AND IN COMPLIANCE WITH SECURITIES AND EXCHANGE COMMISSION RULE 2(a)7.

                  (f) VARIABLE-RATE TAX-EXEMPT DEMAND NOTES ISSUED BY MUNICIPALITIES AND RATED AA OR HIGHER BY S&P OR AA OR HIGHER BY

         MOODY'S AND DUE WITHIN ONE YEAR AFTER THE DATE OF THE MAKING OF THE INVESTMENT.

                  (g) COMMERCIAL PAPER ISSUED BY CORPORATIONS AND RATED A2 OR HIGHER BY S&P OR P2 OR HIGHER BY MOODY'S AND CORPORATE DEBT OBLIGATIONS RATED BBB OR HIGHER BY S&P OR BAA2 OR HIGHER BY MOODY'S. SO LONG AS THE INSTRUMENT IS RATED A1 OR HIGHER OR A- OR HIGHER BY S&P OR P1 OR HIGHER OR A3 OR HIGHER BY MOODY'S IT MUST BE DUE WITHIN ONE YEAR AFTER THE DATE OF THE MAKING OF THE INVESTMENT, OTHERWISE IT SHALL BE DUE WITHIN 90 DAYS AFTER THE DATE OF THE MAKING OF THE INVESTMENT.

                  (h) LOAN PARTICIPATIONS THROUGH A FINANCIAL INSTITUTION DESCRIBED IN CLAUSE (c) ABOVE PROVIDED THE UNDERLYING CORPORATE CREDIT IS RATED A2 OR HIGHER BY S&P AND P2 OR HIGHER BY MOODY'S AND PROVIDED SUCH LOAN PARTICIPATIONS ARE LIMITED IN DURATION TO OVERNIGHT INVESTMENTS.

                  (i) PURCHASES OF A MAJORITY OF THE OUTSTANDING CAPITAL STOCK OF ANY CORPORATION.

                  (j) INVESTMENTS BY ANY ONE OR MORE COMPANIES IN BORROWER OR ANY GUARANTOR IF THERE IS NO RELATED DEFAULT CONDITION.

                  (k) WORKING-CAPITAL ADVANCES FROM BORROWER TO THE PIER RETAIL GROUP LIMITED THAT ARE NOT OUTSTANDING MORE THAN 90 DAYS AND THAT NEVER EXCEED A TOTAL OF $5,000,000 PRINCIPAL AMOUNT OUTSTANDING AT ANY TIME.

                  (l) BORROWER'S OWNERSHIP OF BENEFICIAL INTERESTS IN SECURITIZED RECEIVABLES OR IN ANY MASTER TRUST ESTABLISHED IN CONNECTION WITH THE SALE OF ACCOUNTS RECEIVABLE FOR AN ACCOUNTS RECEIVABLE FINANCING OR SECURITIZATION FACILITY.

                  (m) LOANS OR ADVANCES TO DIRECTORS, OFFICERS, AND EMPLOYEES OF THE COMPANIES THAT NEVER EXCEED A TOTAL OF $10,000,000 OUTSTANDING FOR ALL OF THE COMPANIES.

                  (n) INDEBTEDNESS OF CUSTOMERS CREATED IN ANY COMPANY'S ORDINARY COURSE OF BUSINESS IN A MANNER CONSISTENT WITH ITS PRESENT PRACTICES.

                  (o) HEDGING AGREEMENTS.

         "RESTRICTED PAYMENT" means (a) Distributions that are not Permitted Distributions, (b) Investments that are not Permitted Investments, and (c) prepayments or purchases of any subordinated Debt of the Companies before the respective scheduled maturity dates that exceed a total of $50,000,000.

         (iii) SECTION 9.2 is entirely amended to read as follows:

         9.2 RESTRICTED PAYMENTS. No Company may declare, make, or pay any Restricted Payment (a) while any Default Condition exists or (b) that would cause the total Restricted Payments by all Companies during any fiscal year of the Companies to exceed $80,000,000 for all of the Companies.

         3. CONDITIONS PRECEDENT. Notwithstanding any contrary provision, the foregoing paragraph is not effective unless and until (A) the representations and warranties in this document are true and correct and (B) Administrative Agent receives (1) counterparts of this document executed by Borrower, Required Lenders, and each Guarantor, (2) officer's certificates executed by officers of Borrower and each Guarantor, certifying to incumbency of certain officers and certifying that there have been no changes to the articles of incorporation and bylaws, or other appropriate formation documents, as applicable, of each Company, (3) an amendment fee for each Lender who has executed the document and delivered it to Administrative Agent by 5:00 p.m. Dallas time on April 30, 2002, in an amount equal to the product of (i) such Lender's Commitment and (ii) 0.05, which amendment fees Administrative Agent shall promptly pay to such Lenders upon closing of this amendment, and (4) payment of fees of counsel to Administrative Agent.

         4. RATIFICATIONS. To induce Lenders to enter into this document, Borrower (A) ratifies and confirms all provisions of the Credit Documents as amended by this document, (B) ratifies and confirms that all guaranties, and assurances granted, conveyed, or assigned to Administrative Agent or any Lender under the Credit Documents (as they may have been renewed, extended, and amended) are not released, reduced, or otherwise adversely affected by this document and continue to guarantee and assure full payment and performance of the present and future Obligation, and (C) agrees to perform those acts and duly authorize, execute, acknowledge, deliver, file, and record those additional documents, and certificates as Administrative Agent or any Lender may request in order to create, perfect, preserve, and protect those guaranties, and assurances.

         5. REPRESENTATIONS. To induce Lenders to enter into this document, Borrower represents and warrants to Lenders that as of the date of this document
(A) all representations and warranties in the Credit Documents are true and correct in all material respects except to the extent that (1) any of them speak to a different specific date or (2) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement, and (B) no Material-Adverse Event, Event of Default, or Potential Default exists.

         6. EXPENSES. Borrower shall pay all costs, fees, and expenses paid or incurred by Administrative Agent incident to this document, including, without limitation, the reasonable fees and expenses of Administrative Agent's counsel in connection with the negotiation, preparation, delivery, and execution of this document and any related documents.

         7. MISCELLANEOUS. All references in the Credit Documents to the "Credit Agreement" refer to the Credit Agreement as amended by this document. This document is a "Credit Document" referred to in the Credit Agreement; therefore, the provisions relating to Credit Documents in SECTIONS 1 and 14 are incorporated in this document by reference. Except as specifically amended and modified in this document, the Credit Agreement is unchanged and continues in full force and effect. This document may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This document binds and inures to each of the undersigned and their respective successors and permitted assigns, subject to SECTION 14.10. THIS DOCUMENT AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES IN RESPECT OF THE MATTERS COVERED BY THE CREDIT DOCUMENTS AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                     REMAINDER OF PAGE INTENTIONALLY BLANK.
                             SIGNATURE PAGES FOLLOW.

         EXECUTED as of the date first stated above in this Third Amendment to Credit Agreement.



PIER 1 IMPORTS, INC., as Borrower                            BANK OF AMERICA, N.A., (formerly
                                                             NationsBank, N.A.), as Administrative Agent
                                                             and a Lender


By       /s/ Charles H. Turner                               By       /s/ Amy Krovocheck
         Charles H. Turner                                            Amy A. Krovocheck, Vice President
         Executive VP Finance, CFO and
         Treasurer

BANK ONE, N.A., (assignee of Bank One, Texas,                WELLS FARGO BANK (TEXAS),
N.A.), as a Co-Agent and a Lender                            NATIONAL ASSOCIATION, as a Co-Agent
                                                             and a Lender


By       /s/ Robert Humphreys                                By       /s/ Steve Melton
         Robert Humphreys                                             Steve Melton
         Vice President                                               Vice President

THE BANK OF TOKYO-MITSUBISHI,                                JPMORGAN CHASE BANK, as a Lender
LTD., as a Lender

By       /s/ Brenda Trader
         Brenda Trader                                       By       /s/ Teri Streusand
         Banking Officer                                              Teri Streusand
                                                                      Vice President
         /s/ John M. Mearns
         VP & Manager

FLEET NATIONAL BANK, as a Lender                             CREDIT LYONNAIS, NEW YORK
                                                             BRANCH, as a Lender


                                                             By       /s/ Attila Koc
By       /s/ Judith Kelly                                             Attila Koc
         Judith Kelly                                                 Senior Vice President
         Director


                              CONSENT AND AGREEMENT


         To induce Lenders to enter into this document, the undersigned jointly and severally (a) consent and agree to this document's execution and delivery,
(b) ratify and confirm that all guaranties, assurances, and subordinations granted, conveyed, or assigned to Administrative Agent or any Lender under the Credit Documents (as they may have been renewed, extended, and amended) are not released, diminished, impaired, reduced, or otherwise adversely affected by this document and continue to guarantee, assure, and subordinate other debt to the full payment and performance of all present and future Obligation, (c) agree to perform those acts and duly authorize, execute, acknowledge, deliver, file, and record those additional guaranties, and other agreements, documents, instruments, and certificates as Lender may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, and subordinations, and (d) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and their successors and permitted assigns and inures to each Lender and its successors and permitted assigns.

PIER 1 SERVICES COMPANY,                        PIER 1 ASSETS, N.C.
as a Guarantor                                  PIER 1 LICENSING, INC.
                                                PIER 1 HOLDINGS, INC.
By:  PIER 1 HOLDINGS, INC.,                     PIER 1 IMPORTS, (U.S.), INC., as Guarantor
     Managing Trustee


     By       /s/ Charles H. Turner             By       /s/ Charles H. Turner
              Charles H. Turner                          Charles H. Turner
              Executive VP and CFO                       Executive VP and CFO

